Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT AND ADDITIONAL TRANCHE TERM LOAN AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT AND ADDITIONAL TRANCHE TERM LOAN AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of September 22, 2014, by and among HEALTHSOUTH CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party hereto and BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the other parties thereto have entered into that certain Third Amended and Restated Credit Agreement dated as of August 10, 2012 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, each Lender executing a signature page to this Amendment as an “Incremental Lender” (each an “2014 Incremental Lender”) and the Administrative Agent desire to amend the Credit Agreement to establish a Class of Additional Tranche Term Loans in the aggregate principal amount of up to $150,000,000 as provided in Section 2.20 of the Credit Agreement; and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain other provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

Section 2. Additional Tranche Term Loans. The Borrower, the Incremental Lenders and the Administrative Agent agree as follows:

(a)    Establishment of Class. Pursuant to Section 2.20 of the Credit Agreement, there is hereby established under the Credit Agreement a new Class of Term Loans (the “2014 Term Loans”) to be made available by the 2014 Incremental Lenders. The respective amounts of the Term Commitments of each 2014 Incremental Lender to make 2014 Term Loans (each a “2014 Term Commitment”) are as set forth on Schedule A attached hereto. Subject to the terms and conditions hereof and of the other Loan Documents, upon a request from the Borrower to the Administrative Agent pursuant to the following subsection (b), each 2014 Incremental Lender severally and not jointly agrees to make 2014 Term Loans to the Borrower during the period from the Amendment Effective Date through and including March 31, 2015, in an aggregate principal amount of up to $150,000,000; provided that no more than $75,000,000 of the 2014 Term Loans may be made after October 1, 2014. Each Borrowing of 2014 Term Loans shall be in an aggregate minimum amount of $15,000,000 and integral multiples of $1,000,000 in excess thereof. Upon the funding of a 2014 Term Loan by a 2014 Incremental Lender, the 2014 Term Commitment of such Lender shall be reduced by the amount of such 2014 Term Loan. In addition, at the close of business on March 31, 2015, any remaining amount of the 2014 Term Commitments shall terminate whether or not drawn prior to such date.

(b)    Borrowing Mechanics for 2014 Term Loans. To request a Borrowing of 2014 Term Loans, the Borrower shall submit a Borrowing Request to the Administrative Agent which shall be submitted in the same manner and at the same times as, and subject to the same requirements of, a Borrowing Request for a Revolving Borrowing as provided in Section 2.03(b) of the Credit Agreement.

(c)    Terms of 2014 Term Loans. The terms of the 2014 Term Loans shall be as follows:

(i)    The Maturity Date of the 2014 Term Loans shall be September 20, 2019. The principal balance of the 2014 Term Loans shall be payable in equal consecutive quarterly installments with each such installment equal to 1.25% of the aggregate principal amount of 2014 Term Loans outstanding as of March 31, 2015 (after giving effect to any Borrowing on such date), commencing on March 31, 2015, on the last Business Day of each March, June, September and December of each year.

(ii)    The Borrower agrees to pay to the Administrative Agent for the account of each 2014 Incremental Lender a commitment fee, which shall accrue at 0.375% per annum on the daily amount of the 2014 Term Commitment of such 2014 Increment Lender during the period from and including the Amendment Effective Date to but excluding the date on which the 2014 Term Commitments terminate; provided, that (i) any commitment fee accrued with respect to any of the 2014 Term Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall be payable by the Borrower so long as such commitment fee shall otherwise have been due and payable by the Borrower prior to such time of such Lender becoming a Defaulting Lender and (ii) no commitment fee shall accrue on any of the 2014 Term Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. Accrued commitment fees shall be payable in arrears on the last Business Day of December 2014 and on the date on which the last of the 2014 Term Commitments terminate. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(iii)    The Applicable Rate for the 2014 Term Loans shall be (a) from the Amendment Effective Date until the date of delivery of the financial statements for the first fiscal quarter after the Amendment Effective Date, a percentage, per annum, determined by reference to Category 3 in the below table; and (b) thereafter, at the applicable rate per annum set forth below under the caption “ABR Spread”, or “Eurodollar Spread”, as the case may be, based upon the Borrower’s Leverage Ratio as of the most recent determination date:

Leverage Ratio:	ABR Spread (%)	Eurodollar Spread (%)
Category 1 > 4.50 to 1.00	1.25	2.25
Category 2 > 3.00 to 1.00 but ≤ 4.50 to 1.00	1.00	2.00
Category 3 > 1.75 to 1.00 but ≤ 3.00 to 1.00	0.75	1.75
Category 4 ≤ 1.75 to 1.00	0.50	1.50

Except as set forth below, the Leverage Ratio used on any date to determine the Applicable Rate for 2014 Term Loans shall be that in effect at the end of the most recent fiscal quarter ended prior to such date for which financial statements have been delivered pursuant to Section 5.01 of the Credit Agreement; provided that (i) if any annual or quarterly financial statements required to have been delivered under Section 5.01 of the Credit Agreement shall not have been delivered, the Applicable Rate with respect to, 2014 Term Loans shall, until such financial statements shall have been delivered, be determined by reference to Category 1 in the above table and (ii) in the event of the incurrence of any Additional Tranche Term Loans in addition to the 2014 Term Loans, the Leverage Ratio used on any date on or after the date of such incurrence and prior to the date of delivery pursuant to Section 5.01 of the financial statements for the fiscal quarter during which such incurrence has occurred shall reflect the incurrence of such Additional Tranche Term Loans. The determination of the Applicable Rate for 2014 Term Loans shall be subject to the provisions of Section 2.18(f) of the Credit Agreement.

(iv)    The Borrower shall have the right at any time and from time to time to prepay any Borrowing of 2014 Term Loans in whole or in part, subject to the requirements of Section 2.11 of the Credit Agreement.

(v)    To the extent any terms or conditions under this Amendment shall contradict or be in conflict with any terms or conditions under Section 2.20 of the Credit Agreement, each Lender party hereto hereby waives any such contradiction or conflict and agrees that the terms and conditions of this Amendment shall control.

Section 3. General Amendments to the Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a)The Credit Agreement is amended by deleting from Section 1.01 thereof the definitions of “Consolidated EBITDA”, “Flood Zone”, “Mortgage” and “Mortgaged Property”.

(b)The Credit Agreement is amended by restating the table set forth in the definition of “Applicable Rate” contained in Section 1.01 thereof in its entirety as follows:

Leverage Ratio:	ABR Spread (%)	Eurodollar Spread (%)
Category 1 > 4.50 to 1.00	1.25	2.25
Category 2 > 3.00 to 1.00 but ≤ 4.50 to 1.00	1.00	2.00
Category 3 > 1.75 to 1.00 but ≤ 3.00 to 1.00	0.75	1.75
Category 4 ≤ 1.75 to 1.00	0.50	1.50

(c)The Credit Agreement is amended by deleting clause (e) of the definition of “Collateral and Guarantee Requirement” contained in Section 1.01 thereof and designating clause (f) of such definition as clause (e).

(d)The Credit Agreement is amended by restating the first sentence of the last paragraph of the definition of “Collateral and Guarantee Requirement” contained in Section 1.01 thereof in its entirety as follows:

The foregoing definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance or surveys with respect to, (i) particular assets if and for so long as, in the reasonable judgment of the Collateral Agent, the cost of creating or perfecting such pledges or security interests in such assets or obtaining title insurance or surveys in respect of such assets shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (ii) any interest in real property of the Borrower or any Restricted Subsidiary and (iii) Excluded Property (as defined in the Collateral and Guarantee Agreement).

(e)The Credit Agreement is amended by restating the definition of “Excluded Subsidiary” contained in Section 1.01 thereof in its entirety as follows.

“Excluded Subsidiary” means:

(a)    any Designated Syndicated Person;

(b)    HealthSouth of Altoona, Inc., a Delaware corporation;

(c)    any Subsidiary designated in writing by the Borrower to the Administrative Agent to the extent and for so long as such Subsidiary does not account for more than (i) $2,500,000 of the Adjusted Consolidated EBITDA of the Borrower for the most recently ended period of four consecutive fiscal quarters for which financial statements shall have been delivered pursuant to Section 5.01(a)(i) or 5.01(a)(ii), or (ii) $2,500,000 of Consolidated Total Assets of the Borrower as of the last day of the most recent period for which financial statements have been delivered pursuant to Section 5.01(a)(i) or 5.01(a)(ii) (each such Subsidiary being called a “Non-Material Subsidiary”); and

(d)    any Restricted Subsidiary that is not a Wholly Owned Restricted Subsidiary designated in writing by the Borrower to the Administrative Agent;

provided that Subsidiaries that are Excluded Subsidiaries under the preceding clause (c) or (d) shall not collectively account for (i) more than 20% of the Adjusted Consolidated EBITDA of the Borrower for the most recently ended period of four consecutive fiscal quarters for which financial statements shall have been delivered pursuant to Section 5.01(a)(i) or 5.01(a)(ii), and (ii) more than 20% of Consolidated Total Assets of the Borrower as of the last day of the most recent period for which financial statements have been delivered pursuant to Section 5.01(a)(i) or 5.01(a)(ii).

(f)The Credit Agreement is amended by restating the definition of “Fair Market Value” contained in Section 1.01 thereof in its entirety as follows:

“Fair Market Value” of any asset or items means (a) with respect to a security listed on a national securities exchange or the subject of price quotations on any of the NASDAQ OMX markets, the price of such security as reported on such exchange or market by any widely recognized reporting method customarily relied upon by financial institutions and (b) with respect to any other asset or items, the fair market value of such asset or items as determined in good faith by (i) a Financial Officer for transactions valued at or below $10,000,000 or (ii) by the Board of Directors of the Borrower or a Subsidiary, as applicable, and evidenced by a resolution of such Board of Directors, for transactions in excess of $10,000,000.

(g)The Credit Agreement is amended by adding the following sentence to the end of the definition of “LIBO Rate”:

If the LIBO Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

(h)The Credit Agreement is amended by replacing each reference to “Consolidated EBITDA” in clause (iii) of the definition of “Material Group” in Section 1.01 thereof with a reference to “Adjusted Consolidated EBITDA”.

(i)The Credit Agreement is amended by restating the definition of “Maturity Date” contained in Section 1.01 thereof in its entirety as follows:

“Maturity Date” means (a) with respect to the Revolving Loans, September 20, 2019, and (b) with respect to Additional Tranche Term Loans of any Class, the date specified as the scheduled final maturity date of the Additional Tranche Term Loans of such Class in the applicable Additional Tranche Term Loan Amendment.

(j)The Credit Agreement is amended by restating the definition of “Permitted Incremental Amount” contained in Section 1.01 thereof in its entirety as follows:

“Permitted Incremental Amount” means, at any time, (a) $300,000,000, less (b) the sum of (i) the aggregate principal amount of Pari Passu Indebtedness outstanding at such time, (ii) the aggregate principal amount of all Additional Tranche Term Loans outstanding (excluding the 2014 Term Loans) and all Additional Revolving Commitments outstanding at such time pursuant to Section 2.20(a) and (iii) the aggregate principal amount of any outstanding Indebtedness (including outstanding Commitments in respect of such Indebtedness) secured by Liens permitted under 6.06(e) prior to such time.

(k)The Credit Agreement is amended by restating clause (f) of the definition of “Permitted Lien” contained in Section 1.01 thereof in its entirety as follows:

(f) encumbrances, easements, rights-of-way, restrictions (including zoning restrictions), encroachments and other similar charges, encumbrances and title defects not interfering in any material respect with the ordinary conduct of the business of the Borrower or any Restricted Subsidiary;

(l)The Credit Agreement is amended by restating the definition of “Security Documents” contained in Section 1.01 thereof in its entirety as follows:

“Security Documents” means the Collateral and Guarantee Agreement, the IP Security Agreements and each other security agreement or other instrument or document executed and delivered pursuant to the Collateral and Guarantee Agreement or pursuant to Section 5.14 to secure any of the Obligations.

(m)The Credit Agreement is amended by restating Section 3.23(b) thereof in its entirety as follows:

(b)    [Intentionally Omitted.]

(n)The Credit Agreement is amended by restating Section 3.25 thereof in its entirety as follows:

SECTION 3.25. [Intentionally Omitted.]

(o)The Credit Agreement is amended by restating the first parenthetical occurring in Section 5.14 thereof in its entirety as follows:

(including (i) the filing and recording of financing statements, fixture filings and other similar documents, (ii) conducting lien searches and (iii) providing legal opinions reasonably satisfactory to the Administrative Agent but in no event shall any Loan Party be required to execute any mortgages, deeds of trust, deeds to secured debt or other instrument conveying a Lien in any real property)

(p)The Credit Agreement is amended by restating subsections (c) and (d) of Section 6.09 thereof in their entirety as follows:

(c)
if at the time of and after giving effect to such Restricted Payment on a pro forma basis, (i) the Senior Secured Leverage Ratio is equal to or less than 1.75:1.00, (ii) no Default or Event of Default shall have occurred and be continuing and (iii) the Borrower and its Restricted Subsidiaries would be in compliance with the financial covenants set forth in Section 6.01, Restricted Payments to Persons that are not Loan Parties;

(d)
if at the time of and after giving effect to such Restricted Payment on a pro forma basis, (i) the Senior Secured Leverage Ratio exceeds 1.75:1.00, (ii) no Default or Event of Default shall have occurred and be continuing and (iii) the Borrower and its Restricted Subsidiaries would be in compliance with the financial covenants set forth in Section 6.01, Restricted Payments to Persons that are not Loan Parties in an aggregate amount not exceeding (A) $200,000,000, plus (B) if, after giving effect such Restricted Payment on a pro forma basis, the Leverage Ratio would not be greater than 4.50:1.00, additional Restricted Payments up to the Available Amount at such time;

(q)The Credit Agreement is amended by restating Section 6.19 thereof in its entirety as follows:

SECTION 6.19. Capital Expenditures. The Borrower and the Restricted Subsidiaries will not make Capital Expenditures (other than those funded with proceeds of asset sales or insurance) in any Fiscal Year in an aggregate amount exceeding (a) $300,000,000 in such Fiscal Year plus (b) the unused amount of such $300,000,000 for the immediately preceding Fiscal Year; provided that Capital Expenditures in any Fiscal Year shall be counted against the base amount of $300,000,000 of Capital Expenditures permitted under this Section 6.19 for such Fiscal Year prior to being counted against any additional amounts available from the immediately preceding Fiscal Year, plus (c) if (i) no Default or Event of Default shall have occurred and be continuing at the time thereof or would result therefrom and (ii) after giving effect thereto on a pro forma basis, the Borrower and its Restricted Subsidiaries would be in compliance with (x) the financial covenants set forth in Section 6.01 and (y) a Leverage Ratio of not greater than 4.50:1.00, additional Capital Expenditures up to the Available Amount at such time.

(r)The Credit Agreement is amended by deleting Schedule 1.01D [Mortgaged Properties] of the Credit Agreement.

(s)The Credit Agreement is amended by restating subsection (e) of Section 6.06 thereof in its entirety as follows:

(e)
Liens (other than Liens on any Equity Interests of any Restricted Subsidiary or other Person that is required to be pledged under the Collateral and Guarantee Agreement) that are not permitted by any other clause of this Section 6.06 securing Indebtedness in an aggregate principal amount not exceeding $300,000,000; provided that not more than $50,000,000 of such Indebtedness may be secured by Liens on any real property of the Borrower or any of its Wholly Owned Restricted Subsidiaries.

(t)The Credit Agreement is amended by adding the following definitions of “Designated Jurisdiction” and “Sanction” in the correct alphabetical order in Section 1.01:

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

“Sanction” means any sanction administered or enforced by the United States Government (including, without limitation, the U.S. Department of Treasury’s Office of Foreign Assets Control), the United Nations Security Council, the European Union or Her Majesty’s Treasury.

(u)The Credit Agreement is amended by restating Section 3.26 thereof in its entirety as follows:

SECTION 3.26. OFAC. Neither the Borrower, nor any of its Subsidiaries, nor to the Borrower’s knowledge, any director, officer, employee, agent or affiliate thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (a) the subject or target of any Sanctions or (b) located, organized or resident in a Designated Jurisdiction.

(v)The Credit Agreement is amended by adding the following Section 3.27 immediately following Section 3.26:

SECTION 3.27. ANTI-CORRUPTION LAWS. The Borrower and its Subsidiaries have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained policies or procedures designed to promote and achieve compliance with such laws.

(w)The Credit Agreement is amended by adding the following Sections 6.21 and 6.22 immediately following Section 6.20:

SECTION 6.21. Anti-Corruption Laws. The Borrower and its Restricted Subsidiaries will not directly or indirectly use the proceeds of any Letters of Credit or Loans for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, or other similar legislation in other applicable jurisdictions.

SECTION 6.22. SANCTIONS. The Borrower and its Restricted Subsidiaries will not directly or, to the Borrower’s knowledge, indirectly, use the proceeds of any Letters of Credit or Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any of the Borrower, a Restricted Subsidiary, a Lender, a Joint Lead Arranger, the Administrative Agent, the Collateral Agent, an Issuing Bank or the Swingline Lender of Sanctions.

(x)The Credit Agreement is amended by adding the words “or any other central bank in the European Union or the United Kingdom” immediately after “Federal Reserve Bank” in clause (d) of Section 9.04.

(y)The Credit Agreement is amended by restating Section 2.17(a) thereof in its entirety as follows:

SECTION 2.17. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes (including Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall withhold or deduct an amount equal to such Taxes and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(z)The Credit Agreement is amended by adding the following clause (iii) immediately following clause (b)(ii) of Section 2.05.

and (iii) the total LC Exposure in respect of Letters of Credit issued by each Issuing Bank will not exceed $50,000,000 (or such other amount as may be agreed between the Borrower and such Issuing Bank in its sole discretion)

Section 4. Conditions Precedent. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have first been satisfied (or waived by all of the Lenders):

(a)    The Administrative shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors and each of the Lenders.

(b)    The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of (a) the general counsel of the Borrower and (b) Alston & Bird LLP and other counsel for the Loan Parties, covering such matters relating to the Loan Parties or this Amendment as the Administrative Agent shall reasonably request and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

(c)    The Administrative Agent shall have received from the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party a certificate certifying that any certified copies of any articles or certificate of incorporation or formation, operating agreement, partnership agreement, bylaws or similar organizational documents and resolutions of such Loan Party previously delivered to the Administrative Agent with respect to such Loan Party in connection with the Credit Agreement have not been amended, supplemented or otherwise modified since the date of such delivery, or if any of the foregoing has been amended, supplemented or otherwise modified (or, in the case of resolutions, if any additional resolutions regarding the Amendment have been adopted), copies of such amendments, supplements, modifications or resolutions certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of such Loan Party.

(d)    The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Borrower, confirming that on the Amendment Effective Date: (i) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are satisfied, (ii) the Borrower is in pro forma compliance with the financial covenants set forth in Section 6.01 of the Credit Agreement both immediately before and immediately after the Amendment Effective Date and (iii) after giving effect to the 2014 Term Loans on a pro forma basis (assuming for purposes thereof that the 2014 Term Commitments have been fully drawn), the Borrower and its Restricted Subsidiaries will be in compliance with a Senior Secured Leverage Ratio of not greater than 2.00:1.00.

(e)    The Administrative Agent and each Lender shall have received all fees agreed to in writing by the Borrower and the Administrative Agent and to the extent invoiced at least one Business Day prior to the date of this Amendment, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to Section 9.03(a) of the Credit Agreement.

Section 5. Representations. The Borrower represents and warrants to the Lenders that:

(a)    Authorization. Each of the Borrower and the other Loan Parties has the power and authority, and has taken all requisite corporate actions (including any required shareholder approval) required for the lawful execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by each Loan Party, and both this Amendment and the Credit Agreement, as amended by this Amendment, are legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms except as the enforceability thereof may be limited by bankruptcy, moratorium, insolvency, reorganization or similar laws affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

(b)    Compliance with Laws, etc. The execution, delivery and performance of this Amendment and the other Loan Documents to which any Loan Party is a party (i) do not and will not violate any provisions of (A) any applicable law, rule or regulation, (B) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on the Borrower or any Restricted Subsidiary or its or any Restricted Subsidiary’s properties, or (C) the certificate of incorporation, bylaws or other organizational documents of the Borrower or any Restricted Subsidiary, as applicable; (ii) do not and will not be in conflict with, result in a breach of, violate, give rise to a right of prepayment under or constitute a default under, any material contract, indenture, agreement or other instrument or document to which the Borrower or any Restricted Subsidiary is a party, or by which the properties or assets of the Borrower or any Restricted Subsidiary are bound; and (iii) do not and will not result in the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any Restricted Subsidiary (other than the Liens created by the Loan Documents).

(c)    Representations and Warranties. The representations and warranties of the Borrower set forth in the Credit Agreement as amended hereby are true and correct in all material respects on and as of the Amendment Effective Date (except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date); provided that any representation and warranty that is qualified as to materiality or material adverse effect shall, after giving effect to such qualifications as set forth therein, be true and correct in all respects.

(d)    No Default. At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

Section 6. Release of Mortgaged Properties. Subject to the occurrence of the Amendment Effective Date, each Lender (a) consents to the release of all Mortgaged Properties from the Liens of the applicable Security Documents and (b) directs the Administrative Agent and the Collateral Agent to execute and deliver all such instruments, releases, financing statements or other agreements, and take all such further actions, as shall be necessary to effectuate the release of such Mortgaged Properties from the Liens of any applicable Security Document. Without limiting the provisions of Section 9.03 of the Credit Agreement, the Borrower shall reimburse the Administrative Agent and the Collateral Agent for all costs and expenses, including reasonable and documented attorneys’ fees and disbursements, incurred by either of them in connection with any action contemplated by this Section 6.

Section 7. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 10. Effect. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.

Section 12. Confirmation of Loan Documents. As of the date of hereof and after giving effect to this Amendment (including, without limitation, the release of the Mortgaged Properties as contemplated by Section 5 above), the Borrower hereby confirms and ratifies all of its obligations under the Credit Agreement and each other Loan Document to which it is a party. By its execution on the respective signature lines provided below, as of the date hereof and after giving effect to this Amendment (including without limitation, the release of the Mortgaged Properties as contemplated by Section 5 above), each of the Guarantors hereby (a) confirms and ratifies all of its obligations and the Liens granted by it under the Loan Documents to which it is a party, (b) represents and warrants that the representations and warranties set forth herein, the Credit Agreement and in such other Loan Documents are true and correct in all material respects on the date hereof as if made on and as of such date (except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date); provided that any representation and warranty that is qualified as to materiality or material adverse effect shall, after giving effect to such qualifications as set forth therein, be true and correct in all respects and (c) confirms that all references in such Loan Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby as of the date hereof without impairing any such obligations or Liens in any respect. This Amendment is deemed to be a “Loan Document” and an “Additional Tranche Term Loan Amendment” for the purposes of the Credit Agreement.

Section 13. FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Amendment as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment and Additional Tranche Term Loan Amendment to Third Amended and Restated Credit Agreement to be executed as of the date first above written.

HEALTHSOUTH CORPORATION
By: /s/ Douglas E. Coltharp
Name: Douglas E. Coltharp
Title: Executive Vice President and
Chief Financial Officer

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[Signature Page to Second Amendment and Additional Tranche Term Loan Amendment to
Third Amended and Restated Credit Agreement]

GUARANTORS, in each case solely for the purpose of making the representations contained in the second sentence of Section 12:

CMS Jonesboro Rehabilitation, Inc.
CMS Topeka Rehabilitation, Inc.
Continental Medical of Arizona, Inc.
Continental Medical Systems, Inc.
Continental Rehabilitation Hospital of Arizona, Inc.
HEALTHSOUTH LTAC of Sarasota, Inc.
HEALTHSOUTH of Dothan, Inc.
HEALTHSOUTH of Montgomery, Inc.
HEALTHSOUTH of Nittany Valley, Inc.
HEALTHSOUTH of San Antonio, Inc.
HEALTHSOUTH of South Carolina, Inc.
HEALTHSOUTH of Spring Hill, Inc.
HEALTHSOUTH of Treasure Coast, Inc.
HEALTHSOUTH of Yuma, Inc.
HEALTHSOUTH Rehabilitation Center, Inc.
HealthSouth Rehabilitation Hospital The Woodlands, Inc.
HealthSouth Rehabilitation Center of New Hampshire, Inc.
HealthSouth Rehabilitation Hospital of Austin, Inc.
HEALTHSOUTH Rehabilitation Hospital of Manati, Inc.
HealthSouth Rehabilitation Hospital of San Juan, Inc.
HealthSouth Rehabilitation Hospital of Texarkana, Inc.
Lakeshore System Services of Florida, Inc.
Rehab Concepts Corp.
REHABILITATION HOSPITAL OF COLORADO SPRINGS, INC.
Rehabilitation Hospital of Nevada - Las Vegas, Inc.
SHERWOOD REHABILITATION HOSPITAL, INC.
TARRANT COUNTY REHABILITATION HOSPITAL, INC.
Tyler Rehabilitation Hospital, Inc.
Western Neuro Care, Inc.

By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

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Lakeview Rehabilitation Group Partners

By:	Continental Medical of Kentucky, Inc., its General Partner
Southern Arizona Regional Rehabilitation Hospital, L.P.

By:	Continental Rehabilitation Hospital of Arizona, Inc., its General Partner
Western Medical Rehab Associates, L.P.

By:	Western Neuro Care, Inc.,
its Managing General Partner

By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

Advantage Health, LLC
HealthSouth Arizona Real Estate, LLC
HealthSouth Aviation, LLC
HealthSouth Bakersfield Rehabilitation Hospital, LLC
HealthSouth California Real Estate, LLC
HealthSouth Colorado Real Estate, LLC
HealthSouth Deaconess Holdings, LLC
HealthSouth Harmarville Rehabilitation Hospital, LLC
HealthSouth Joint Ventures Holdings, LLC
HealthSouth Kansas Real Estate, LLC
HealthSouth Kentucky Real Estate, LLC
HealthSouth Littleton Rehabilitation, LLC
HealthSouth Martin County Holdings, LLC
HealthSouth Mesa Rehabilitation Hospital, LLC
HealthSouth Middletown Rehabilitation Hospital, LLC
HealthSouth Nevada Real Estate, LLC
HealthSouth New Mexico Real Estate, LLC
HealthSouth Pennsylvania Real Estate, LLC
HealthSouth Northern Kentucky Rehabilitation Hospital, LLC
HealthSouth of East Tennessee, LLC
HealthSouth of Erie, LLC
HealthSouth of Fort Smith, LLC
HealthSouth of Pittsburgh, LLC
HealthSouth of Reading, LLC
HealthSouth of Toms River, LLC
HealthSouth of York, LLC
HealthSouth Ohio Real Estate, LLC
HealthSouth Owned Hospitals Holdings, LLC
HealthSouth Plano Rehabilitation Hospital, LLC

By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

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HealthSouth Properties, LLC
HealthSouth Real Estate, LLC
HealthSouth Real Property Holding, LLC
HealthSouth Rehabilitation Hospital at Drake, LLC
HealthSouth Rehabilitation Hospital of Arlington, LLC
HealthSouth Rehabilitation Hospital of Beaumont, LLC
HealthSouth Rehabilitation Hospital of Charleston, LLC
HealthSouth Rehabilitation Hospital of Cypress, LLC
HealthSouth Rehabilitation Hospital of Desert Canyon, LLC
HealthSouth Rehabilitation Hospital of Fort Worth, LLC
HealthSouth Rehabilitation Hospital of Fredericksburg, LLC
HealthSouth Rehabilitation Hospital of Gadsden, LLC
HealthSouth Rehabilitation Hospital of Henderson, LLC
HealthSouth Rehabilitation Hospital of Humble, LLC
HealthSouth Rehabilitation Hospital of Largo, LLC
HealthSouth Rehabilitation Hospital of Las Vegas, LLC
HealthSouth Rehabilitation Hospital of Marion County, LLC
HealthSouth Rehabilitation Hospital of Mechanicsburg, LLC
HealthSouth Rehabilitation Hospital of Miami, LLC
HealthSouth Rehabilitation Hospital of Midland/Odessa, LLC
HealthSouth Rehabilitation Hospital of Modesto, LLC
HealthSouth Rehabilitation Hospital of New Mexico, LLC
HealthSouth Rehabilitation Hospital of Newnan, LLC
HealthSouth Rehabilitation Hospital of Northern Virginia, LLC
HealthSouth Rehabilitation Hospital of Petersburg, LLC
HealthSouth Rehabilitation Hospital of Sarasota, LLC
HealthSouth Rehabilitation Hospital of Seminole County, LLC
HealthSouth Rehabilitation Hospital of Sewickley, LLC
HealthSouth Rehabilitation Hospital of South Jersey, LLC
HealthSouth Rehabilitation Hospital of Sugar Land, LLC
HealthSouth Rehabilitation Hospital of Tallahassee, LLC
HealthSouth Rehabilitation Hospital of Utah, LLC
HealthSouth Rehabilitation Institute of Tucson, LLC
HealthSouth Scottsdale Rehabilitation Hospital, LLC
HealthSouth Sea Pines Holdings, LLC
HealthSouth Specialty Hospital of North Louisiana, LLC

By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

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HealthSouth South Carolina Real Estate, LLC
HealthSouth Sub-Acute Center of Mechanicsburg, LLC
HealthSouth Sunrise Rehabilitation Hospital, LLC
HealthSouth Support Companies, LLC
HealthSouth Texas Real Estate, LLC
HealthSouth Tucson Holdings, LLC
HealthSouth Utah Real Estate, LLC
HealthSouth Valley of the Sun Rehabilitation Hospital, LLC
HealthSouth Walton Rehabilitation Hospital, LLC
HealthSouth West Virginia Real Estate, LLC
New England Rehabilitation Management Co., LLC
Print Promotions Group, LLC
Rebound, LLC
Rehabilitation Hospital Corporation of America, LLC
Rehabilitation Hospital of Plano, LLC
Rehabilitation Institute of Western Massachusetts, LLC

By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

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BARCLAYS BANK PLC, as Administrative Agent, as Collateral Agent, as an Incremental Lender and as a Lender

By: /s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Assistant Vice President

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Citicorp North America, Inc., as a Lender

By: /s/ Laura Fogarty
Name: Laura Fogarty
Title: Vice President

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Citibank N.A., as an Incremental Lender

By: /s/ Laura Fogarty
Name: Laura Fogarty
Title: Vice President

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GOLDMAN SACHS BANK USA, as an Incremental
Lender and a Lender

By: /s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

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JP Morgan Bank NA, as an Incremental Lender and a
Lender

By: /s/ Amy M. Ukena
Name: Amy M. Ukena
Title: Vice President

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MORGAN STANLEY BANK, N.A., as an Incremental Lender and a
Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

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SunTrust Bank, as an Incremental Lender and a Lender

By: /s/ Joshua Turner
Name: Joshua Turner
Title: Vice President

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Wells Fargo Bank, N.A., as an Incremental Lender and a
Lender

By: /s/ Christopher M. Johnson
Name: Christopher M. Jonson
Title: Assistant Vice President

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Bank of America, N.A., as an Incremental Lender and a
Lender

By: /s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

If a second signature is necessary;

By: ______________________
Name:
Title:

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Royal Bank of Canada, as an Incremental Lender and a
Lender

By: /s/ Amy Promaine
Name: Amy Promaine
Title: Authorized Signatory

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REGIONS BANK, as an Incremental Lender and a Lender

By: /s/ David A. Simmons
Name: David A. Simmons
Title: Senior Vice President

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SYNOVUS BANK, as an Incremental Lender and a
Lender

By: /s/ Anne H. Lovette
Name: Anne H. Lovette
Title: Senior Vice President

If a second signature is necessary;

By: ________________________
Name:
Title:

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IBERIABANK, as an Incremental Lender and a Lender

By: /s/ Joe Medori
Name: JOE MEDORI
Title: SENIOR VICE PRESIDENT, IBERIABANK

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Cadence Bank, as an Incremental
Lender and a Lender

(Type Name of Legal Entity)

By: /s/: Gaines Livingston
Name: Gaines Livingston
Title: VP

If a second signature is necessary;

By: __________________________
Name:
Title:

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Schedule A

Term Commitments of 2014 Term Lenders

2014 Incremental Lender	2014 Term Commitment
Barclays Bank PLC	$14,625,000.00
Citibank N.A.	$14,625,000.00
Goldman Sachs Bank USA	$14,625,000.00
JPMorgan Chase Bank, N.A.	$14,625,000.00
Morgan Stanley Bank, N.A.	$14,625,000.00
SunTrust Bank	$14,625,000.00
Wells Fargo Bank, N.A.	$14,625,000.00
Bank of America, N.A.	$14,625,000.00
Royal Bank of Canada	$12,000,000.00
Regions Bank	$8,000,000.00
Synovus Bank	$8,000,000.00
Iberiabank	$3,750,000.00
Cadence Bank NA	$1,250,000.00
TOTAL	$150,000,000.00